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                                                                    EXHIBIT 23.2

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                                                        [DELOITTE & TOUCHE LOGO]


                          INDEPENDENT AUDITORS CONSENT

We consent to the incorporation by reference in this Registration Statement of Infogrames, Inc. on Form S-8 of our report dated August 24, 2001 (September 14, 2001 as to Note 3 (d)), appearing in the Annual Report on Form 10-K/A of Infogrames, Inc. for the year ended June 30, 2001.

/s/ Deloitte & Touche LLP

May 20, 2002


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